New York Financial Community Meeting February 7, 2013 Exhibit 99.2

2
Regarding Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” "will," “intend,” “expect,” "believe," or “continue” or comparable terminology and are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding expected contribution by new customers of New
Jersey Natural Gas Company (NJNG) to utility gross margin, expected number of new customers of NJNG, the completion of NJRCEV's planned solar projects in fiscal 2013, NJR’s effective tax rate, estimated capital expenditures in fiscal 2013, by NJNG and NJRCEV, fiscal 2013 cash flow forecast, expected dividend payout ratio, and the potential impact of post-tropical cyclone Sandy, (commonly referred to as “Superstorm” Sandy)
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions;
demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service incentive programs, NJRES' operations and on the Company's risk management efforts;
changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and
Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), the future market for Solar Renewable Energy Certificates and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG's costs and expenses
(including those related to restoration efforts resulting from Superstorm Sandy) are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG
Conservation Incentive Program (CIP), the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards;
the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs resulting from Superstorm Sandy. The aforementioned factors are detailed in the “Risk Factors” sections of our
Annual Report on Form 10-K filed on November 28, 2012, as filed with the Securities and Exchange Commission (SEC) and which is available on the
SEC’s website at sec.gov. NJR disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Disclaimer Regarding
Non-GAAP Financial Measures
This presentation includes the non-GAAP measures net financial earnings (losses), financial margin and utility gross margin. As an indicator of the
Company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the Company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the Company’s operations that move in relation to each other.
Management uses net financial earnings (NFE), financial margin and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, filed on
November 28, 2012.
3

The NJR Story
21 consecutive years of Net Financial Earnings (NFE) growth
17 consecutive years of dividend growth
Low payout ratio compared to peer group
Strong financial profile and liquidity – senior secured rating of A+ (S&P) and
Aa3 (Moody’s)
10-year average annual total return to shareowners of 10.1 percent
Return on Equity* in excess of 13.5 percent in each of the last eight years

* Based on net financial earnings

Financial Goals
Long-Term NFE growth of 4 to 6 percent
Earnings from NJNG of 60 to 70 percent
Annual dividend growth of 5 percent
Maintain a payout ratio at or lower than peer average
Maintain a strong financial profile with a minimum equity ratio of 50 percent

Impact lower than original post-storm estimates
Total storm-related capital expenditures currently estimated at $30 to
$40 million over the next three years
Capital will be treated as rate base additions
Total incremental O&M costs are currently estimated at $15 to $20 million
Costs deferred for recovery in the next base rate case
No direct impact expected on fiscal 2013 earnings

Recovery of both capital and O&M will be sought in a future base rate case to be filed before November 2015
Superstorm Sandy – Impact

Benefits of Lower Natural Gas Prices
New Jersey Natural Gas (NJNG):
•
Lower customer bills – no impact on margin
•
Lower bad debt
•
Lower working capital requirements
•
Supports customer growth
•
Higher customer satisfaction
•
Supports NJ’s Energy Master Plan
NJR Energy Services (NJRES):
•
Lower working capital requirements
•
Higher demand for natural gas-fired electric generation
•
Lower counterparty exposure on natural gas sales

First Quarter NFE

($MM)
Company Q1 2013 Q1 2012 Change
New Jersey Natural Gas $25.5 $26.0 $(.5)
NJR Energy Services 3.0 7.6 (4.6)
NJR Clean Energy 5.3 10.1 (4.8)
NJR Energy Holdings 1.8 1.8             -
NJR Home Services/Other (.1) (.2) .1
Total $35.5 $45.3 $(9.8)
Per basic share $.85 $1.09 $(.24)
Net financial earnings over the balance of the fiscal year expected to exceed fiscal 2012
* Source: Bloomberg

Strong results from NJNG
•
Annual customer growth estimate increased
•
Accelerated infrastructure opportunities
•
Results over the balance of the year expected to increase over fiscal 2012
Continued progress on clean energy and retail energy strategies
•
Solar Renewable Energy Certificates (SREC) pricing improving
•
Effective tax rate expected to decline with additional project approvals
•
NJR Home Services reflect improved installation market
Positive net financial earnings contributions from wholesale energy services and midstream
•
Full year NFE results expected to be higher than fiscal 2012
Fiscal 2013 Outlook

10 Infrastructure-based businesses expected to contribute about 90 percent of fiscal 2013 NFE Fiscal 2013 Earnings Guidance

Solid financial performance expected in fiscal 2013 11 Net Financial Earnings

12 19 dividend increases in 17 years * Current annual rate Growing Dividends

* Based on NJR Net Financial Earnings
** Peer group average based on 2012 earnings estimates and indicated dividend from
Bloomberg. Peer group: ATO, GAS, LG, NWN, PNY, SJI,  SWX, VVC and WGL
Goal of 60 to 65 percent payout ratio
Payout Ratio

Natural Gas
Distribution
• Strong customer growth
• Infrastructure investments
• Regulatory incentives
Clean
Energy
• Residential and commercial solar programs
• Onshore wind
• Combined heat and power
Retail
Energy
Services
• Service contracts
• Installation of heating, cooling and natural gas generators
• Repair services

Our Business Model
• Producer services
• Storage and asset management
• Midstream investments
Wholesale
Energy
Services

Capital Budget Fiscal 2013: $211Million 15 Strong capital investment to support future earnings growth

($ millions) September 30,
2013
Cash flow from operations $243.4
Capital expenditures:
     Utility plant (48.2)
     AIP/SAFE (33.8)
     Sandy (24.7)
     Cost of removal       (24.7)
     CEV    (80.0)
Total capital expenditures (211.4)
Financing activities
     Common stock issued 7.5
     Dividends (66.6)
     Debt proceeds, net 27.1
Total financing activities (32.0)
Fiscal 2013 Cash Flow Forecast

Growing customer base – primarily
residential and commercial
Net plant, property and equipment of
nearly $1.2 billion
Collaborative regulatory relations
High customer satisfaction

NJNG provides majority of earnings
Our Core Distribution Business

1,959 new customers in added in Q1 fiscal
2013
62 existing customer heat conversions
Solid conversion market:
•
65 percent oil
•
23 percent electric
•
12 percent propane
Customer growth expected to add $3.5 million
of gross margin annually
Increasing customer growth estimates to
12,500 to 14,500 new customers over the
next fiscal two years

Demographics and customer service support future customer growth
Strong Customer Growth

A Growing Service Area 19 Our service territory is among the fastest growing in the state with Ocean County accounting for half our growth * Source: US Census data

Source: US Energy Information Administration Data as of December 2012. Based on 100,000 comparable BTUs 20 NJNG enjoys a distinct price advantage in its service area Value for Customers

Future Potential Customer Growth 21 With our new construction and conversion outlook, we see a total potential of over 204,000 new customers

In place through September 30, 2013
Protects NJNG from declining usage
and weather; encourages customer
conservation
Customers have reduced usage and saved
over $248 million since inception in 2006
Accelerated Infrastructure Programs
Constructive regulatory environment and support of public policy objectives create growth opportunities for NJNG
Regulatory Collaboration

Programs began in 2009
Accelerated capital projects support
system reliability and help strengthen the
state’s economy
Current return on investment including a
10.3 percent return on equity
$131 million invested in 23 projects
through October 2013
Conservation Incentive Program

Approved by the BPU on October 23, 2012
4-year program includes $130 million of investment
Replace approximately 276 miles of unprotected steel and cast iron distribution main
Cost recovery at a weighted average cost of capital of 6.9 percent
Should create approximately 1,325 jobs*

* According to a formula set forth in a study by the Rutgers Bloutstein School of Planning and Public Policy
NJNG must file a base rate case no later than November 2015
Regulatory Collaboration
Safety Acceleration and Facility Enhancement (SAFE) Program

Infrastructure investment improves system performance System Reliability 24

Current BPU Filings

The SAVEGREEN Project®
Through December 31 2012, a total of $31.2 million in incentives and rebates have been provided through SAVEGREEN programs
Over 1,375 contractors have participated in The SAVEGREEN Project and the program has resulted in approximately $144 million in economic activity for New Jersey
Existing incentives and rebates extended through June 30, 2013
•
BPU continues to review NJNG’s current SAVEGREEN filing
Filed with the BPU on November 19, 2012
Seeking deferred accounting treatment for uninsured storm-related O&M costs
Precedent in state
• Atlantic City Electric/PSE&G
Allows NJNG to accumulate costs on its Balance Sheet for recovery in the next base rate case
Deferred Accounting Treatment for Superstorm Sandy Incremental Operational and
Maintenance (O&M) costs

Approved on June 18, 2012
Investment of up to $10 million on CNG infrastructure
NJNG will install, own and maintain the CNG infrastructure
Designed to grow the market for clean, affordable and energy-efficient natural gas vehicles
Have received interest from delivery fleets, waste haulers and municipalities

Supports New Jersey’s Energy Master Plan
Our NGV Advantage: Fueling the Future

Off-system sales and capacity release
•
Optimization of capacity and supply contracts
•
Sharing formula of 85 percent customers;
15 percent shareowners
Storage Incentive
•
Promotes long-term price stability
•
Promotes efficient contract utilization
•
Sharing formula of 80 percent customers;
20 percent shareowners
Financial Risk Management
•
Promotes application of risk management tools
•
Sharing formula of 85 percent customers;
15 percent shareowners
Customers have saved over $600 million since inception

Incentive programs in place through October 2015
Total earnings of
$1.93 per share;
an average of
$.09 annually
BGSS Incentives

Total commercial and residential programs through December 31, 2012:
•
45.5 MW of installed capacity
•
Approximately 50,000 SRECs generated annually
Competitively priced electricity for customers
Strong legislative commitment to solar in New Jersey
Meaningful earnings growth opportunities
Expected to contribute 10-15 percent to fiscal 2013 NFE

Enhancing shareowner value while saving customers money
NJR Clean Energy Ventures

Improving SREC Prices
Tax credits, federal grants, bonus depreciation and high SREC prices resulted in an overbuilt market
•
Put downward pressure on SREC prices
New state legislation
•
Signed in July 2012 to bring long-term stability to New Jersey’s solar industry
•
Increases RPS starting in June 2013
•
Mandates BPU approval process for grid-connected projects
•
Extends SREC life to five years
New Jersey solar construction has slowed
SREC prices have improved
•
October 1, 2012 – energy year 2013 bid at $70*
•
February 4, 2013 – energy year 2013 bid at 125*

SREC values have increased over 75 percent during fiscal 2013
*Bid prices reported by Karbone Renewables Research

*New RPS utilizes retail electricity sales forecast provided by
Rutgers Bloustein School - Center for Energy, Economic and
Environmental Policy (R/ECON, spring 2012)
Supporting a sustainable solar industry in New Jersey

New Jersey’s Clean Energy Commitment

New Jersey Monthly Installations 31 Construction activity has slowed; increasing SREC prices Source: Karbone Renewables Research

Source: Lawrence Berkeley National Laboratory (Behind the meter weighted average installed cost) * Analyst estimate for 2012 Making solar more competitive 32 Declining Solar Costs

Residential Program
Fiscal  2013 results:
•
103 homes added
•
Average size:  8 kilowatts
•
$2.8 million of capital deployed
About 1,300 customers added
since inception
Partnering with contractors to
support local business
Residential customer electric bills lowered by over $630,000

The Sunlight Advantage
®

Commercial Program
Fiscal 2013 projects:
•
Medford
Ground-mounted system
$20 million; 6.7 MW project
In service as of October 15, 2012
•
Wakefern
Rooftop system
$6.9 million; 2.4 MW project
In service as of December 31, 2012
Medford Township Wastewater
Ground-mounted system
$4.7 million; 1.5 MW project
Expected completion Q3, fiscal 2013
Expect to commit $70 to $90 million in capital annually

Approximately $130 million in commercial project pipeline
The Sunlight Advantage
®

$8.8 million investment to acquire approximately
18 percent equity interest
OwnEnergy manages onshore wind project
development process
CEV receives “shovel ready” investment
opportunities for consideration
Reduce reliance on SRECs and investment tax
credits
Production tax credit extension supports industry
growth

Diversifies CEV’s renewable energy portfolio
Investing in Onshore Wind

Contributed $3.0 million to NFE in Q1 fiscal 2013
Focusing on long-option strategy and disciplined risk management
•
Limits downside
•
Transactions have upside potential

NFE forecast for balance of fiscal year expected to exceed fiscal 2012
NJR Energy Services
Providing customized energy solutions for customers
•
Producers, utilities, power generators, pipelines and industrials
•
Holds 1.3 Bcf/day of firm transportation and over 35 Bcf of storage diversified throughout the U.S. and Canada
Over 30 percent of gross margin is derived from fee-based transactions;
does not rely on price volatility
Expected to contribute 10-15 percent to fiscal 2013 NFE

Contributed $1.8 million to NFE in Q1 fiscal 2013
Steckman Ridge
•
50 percent joint venture with
Spectra Energy
Iroquois
•
5.53 percent ownership in pipeline
from Canada to the northeast
Expected to contribute 5-10 percent to fiscal 2013 NFE

Contract services provide steady margins
NJR Energy Holdings

Serves approximately 128,000 customers
Expanded services now offered
•
Whole house electric and plumbing contracts
•
Standby generator contracts
•
Air conditioning
•
Generators sales and installation
Pursuing geographic expansion
•
Currently marketing in Sussex, Warren and
Hunterdon counties
Expected to contribute 2-5 percent to fiscal 2013 NFE

Home energy solutions for customer comfort
NJR Home Services

Summary
Solid earnings performance expected in fiscal 2013
Increasing dividend while maintaining strong financial profile
Core utility continues to provide majority of earnings
•
Strong customer growth of 1.3 – 1.4 percent
•
Infrastructure investment opportunities
•
Regulatory incentives
Storm-related incremental capital and O&M costs recoverable in a future base rate case
CEV spending consistent with tax appetite
•
$70-$90 million annually
•
SREC market improving
Positive contributions expected from NJRES, NJR Energy Holdings and
NJR Home Services

Fundamentals remain in place to achieve continued
consistent performance and long-term growth

New York Financial Community Meeting February 7, 2013